Exhibit (h)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg SK

                          AMENDMENT #3 TO EXHIBIT 1

CONTRACT

DATE                 INVESTMENT COMPANY
                       Portfolios
                        Classes

December 1, 1999     RIGGS FUNDS

                       Riggs Bond Fund
                        Class R. Shares

                      Riggs Intermediate Tax Free Bond Fund

                        Class R Shares
                       Riggs Large Cap Growth Fund

                        Class B Shares
                        Class R Shares
                        Class Y Shares

                       Riggs Long Term Tax Free Bond Fund
                        Class R Shares

                       Riggs Prime Money Market Fund
                        Class R Shares
                        Class Y Shares

                       Riggs Small Company Stock Fund
                        Class B Shares
                        Class R Shares

                       Riggs Stock Fund
                        Class B Shares
                        Class R Shares
                        Class Y Shares

                      Riggs U.S. Treasury Money Market Fund

                        Class R Shares
                        Class Y Shares

                      Riggs U.S. Government Securities Fund

                        Class R Shares
                        Class Y Shares

Federated services company provides the following services:

                        Fund Accounting Services;
                        Administrative Services; and
                        Transfer Agency Services

                                    FEDERATED SERVICES COMPANY

                                    By:  /S/ LAWRENCE CARACCIOLO
                                       --------------------------------
                                    Name:  Lawrence Caracciolo
                                    Title:  Senior Vice President

                                   RIGGS FUNDS

                                    By:  /S/ JOSEPH S. MACHI
                                       --------------------------------
                                    Name:  Joseph S. Machi
                                    Title:  Vice President